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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 16, 2007
                                                           ------------

                                 SMARTPROS LTD.
                                 --------------
             (Exact name of Registrant as specified in its charter)


         Delaware                     001-32300                 13-4100476
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(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)


            12 Skyline Drive
          Hawthorne, New York                                      10532
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(Address Of Principal Executive Office)                          (Zip Code)


        Registrant's telephone number, including area code (914) 345-2620
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01: OTHER EVENTS

         On May 16, 2007 the Registrant recovered approximately $34,000 in "short swing" profits from Peter St. Geme as a result of transactions in the period beginning November 9, 2006 and ending May 8, 2007.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     SmartPros Ltd.

Dated: May 18, 2007                  By: /s/ ALLEN S. GREENE
                                         -------------------------------------
                                         Allen S. Greene,
                                         Chief Executive Officer